SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d)

              OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 15, 1997


                  UCFC FUNDING CORPORATION
    (Exact name of registrant as specified in its Charter)


      Louisiana          333-07939           72-1328674
    -----------------    ------------       -------------
    (State or other      (Commission        (IRS Employer
     jurisdiction        File Number)        ID Number)
     of incorporation)


4041 Essen Lane, Baton Rouge, Louisiana                 70809
---------------------------------------               ----------
(Address of principal executive offices)              (Zip Code)


(Registrant's Telephone Number,                     (504)924-6007
    including area code)                           --------------

                               N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.   Other Events.

     UCFC Funding Corporation (the "Company") from time to time acts as depositor into and sponsor of trusts (each, a "Trust"), the purpose of which is to issue one or more series of Manufactured Housing Contract Pass-Through Certificates (the "Certificates"), to be issued in series (each a "Series").

     The assets of each Trust will consist primarily of one or more pools of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") which include fixed-rate contracts secured by either (1) security interests in the manufactured homes purchased with the proceeds of such contracts or (2) with respect to certain of the contracts, liens on the real estate to which the related manufactured homes are deemed permanently affixed. Each Series of Certificates will represent interests in the related Trust and are not obligations of the Company. Holders of Certificates will not have any recourse to the assets of the Company except to the limited extent provided under the pooling and servicing agreement related to each Series of Certificates (each, a "Pooling Agreement"). Pursuant to the Pooling Agreement for each Series of Certificates, United Companies Lending Corporation (the "Servicer") will service the related Contracts on behalf of the applicable Trust.

     On each Distribution Date for a Series of Certificates, the related Trustee will forward with each distribution to each holder of record of Certificates of such Series a statement (the "Monthly Statement") setting forth information required under the related Pooling Agreement. The information contained in these Monthly Statements to Certificateholders is filed herewith as an Exhibit to this report on Form 8-K. The Servicer is filing this report on Form 8-K on behalf of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits
     --------

     Exhibit No.
     -----------

     20.1 UCFC Funding Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1996-2, Monthly Report to Certificateholders for the Distribution Date in February, 1997. Pages 6-7.

     20.2    UCFC Funding Corporation, Manufactured Housing
             Contract Pass-Through Certificates, Series 1996-2,
             Trustee's Remittance Report for the Distribution
             Date in February, 1997.  Page 8.

     20.3 UCFC Funding Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1996-2, Monthly Report to Certificateholders for the Distribution Date in January, 1997. Pages 9-10

     20.4    UCFC Funding Corporation, Manufactured Housing
             Contract Pass-Through Certificates, Series 1996-2,
             Trustee's Remittance Report for the Distribution
             Date in January, 1997.  Page 11.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            UNITED COMPANIES LENDING CORPORATION,
                            as Servicer


                             By:  /s/ Sherry E.  Anderson
                                 ------------------------
                                 Sherry E. Anderson
                                 Secretary


Dated: February 19, 1997

                         EXHIBIT INDEX



      Exhibit
      No.      Description
      -------  -----------

     20.1 UCFC Funding Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1996-2, Monthly Report to Certificateholders for the Distribution Date in February, 1997. Pages 6-7.

     20.2    UCFC Funding Corporation, Manufactured Housing
             Contract Pass-Through Certificates, Series 1996-2,
             Trustee's Remittance for the Distribution Date in
             February, 1997.  Page 8.

     20.3 UCFC Funding Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1996-2, Monthly Report to Certificateholders for the Distribution Date in January, 1997. Pages 9-10

     20.4    UCFC Funding Corporation, Manufactured Housing
             Contract Pass-Through Certificates, Series 1996-2,
             Trustee's Remittance for the Distribution Date in
             January, 1997.  Page 11.